JPMP BHCA/Warner Chilcott Public Limited Company - Exhibit 99.1

J.P. MORGAN PARTNERS (BHCA), L.P.

By:	JPMP Master Fund Manager, L.P.,
its general partner

By:	JPMP Capital Corp.,
its general partner

By:	/s/ Ana Capella	November 30, 2009
Name:	Ana Capella	Date
Title:	Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

By:	JPMP Global Investors, L.P.,
its general partner

By:	JPMP Capital Corp.,
its general partner

By:	/s/ Ana Capella	November 30, 2009
Name:	Ana Capella	Date
Title:	Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS A, L.P.

By:	JPMP Global Investors, L.P.,
its general partner

By:	JPMP Capital Corp.,
its general partner

By:	/s/ Ana Capella	November 30, 2009
Name:	Ana Capella	Date
Title:	Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN), L.P.

By:	JPMP Global Investors, L.P.,
its general partner

By:	JPMP Capital Corp.,
its general partner

By:	/s/ Ana Capella	November 30, 2009
Name:	Ana Capella	Date
Title:	Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) II, L.P.

By:	JPMP Global Investors, L.P.,
its general partner

By:	JPMP Capital Corp.,
its general partner

By:	/s/ Ana Capella	November 30, 2009
Name:	Ana Capella	Date
Title:	Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) III, L.P.

By:	JPMP Global Investors, L.P.,
its general partner

By:	JPMP Capital Corp.,
its general partner

By:	/s/ Ana Capella	November 30, 2009
Name:	Ana Capella	Date
Title:	Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN), L.P.

By:	JPMP Global Investors, L.P.,
its general partner

By:	JPMP Capital Corp.,
its general partner

By:	/s/ Ana Capella	November 30, 2009
Name:	Ana Capella	Date
Title:	Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN) II-A, L.P.

By:	JPMP Global Investors, L.P.,
its general partner

By:	JPMP Capital Corp.,
its general partner

By:	/s/ Ana Capella	November 30, 2009
Name:	Ana Capella	Date
Title:	Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN/SELLDOWN) III, L.P.

By:	JPMP Global Investors, L.P.,
its general partner

By:	JPMP Capital Corp.,
its general partner

By:	/s/ Ana Capella	November 30, 2009
Name:	Ana Capella	Date
Title:	Managing Director

JPMP MASTER FUND MANAGER, L.P.

By:	JPMP Capital Corp.,
its general partner

By:	/s/ Ana Capella	November 30, 2009
Name:	Ana Capella	Date
Title:	Managing Director

JPMP GLOBAL INVESTORS, L.P.

By:	JPMP Capital Corp.,
its general partner

By:	/s/ Ana Capella	November 30, 2009
Name:	Ana Capella	Date
Title:	Managing Director

JPMP CAPITAL CORP.

By:	/s/ Ana Capella	November 30, 2009
Name:	Ana Capella	Date
Title:	Managing Director

(1) This Form 4 is being filed by (i) J.P. Morgan Partners (BHCA), L.P. (“JPMP BHCA”), (ii) J.P. Morgan Partners Global Investors, L.P. (“J.P.Morgan Global”), (iii) J.P. Morgan Partners Global Investors A, L.P. (“ JPMP Global A”), (iv) J.P. Morgan Partners Global Investors (Cayman), L.P. (“JPMP Cayman”), (v) J.P. Morgan Partners Global Investors (Cayman) II, L.P. (“JPMP Cayman II”), (vi) J.P. Morgan Partners Global Investors (Cayman) III, L.P. (“JPMP Cayman III), (vii) J.P. Morgan Partners Global Investors (Selldown), L.P. (“JPMP Selldown”), (viii) J.P. Morgan Partners Global Investors (Selldown) II-A, L.P. (“JPMP Selldown II-A”), (ix) J.P. Morgan Partners Global Investors (Cayman /Selldown) III, L.P. (“JPMP Selldown III”, and together with J.P. Morgan Global, JPMP Global A, JPMP Cayman, JPMP Cayman II, JPMP Cayman III, JPMP Selldown, JPMP Selldown II-A, the “Global Funds”), (x) JPMP Master Fund Manager, L.P. (“JPMP MFM”), the general partner of JPMP BHCA, (xi) JPMP Global Investors, L.P.(“JPMP Global”), the general partner of the Global Funds, and (xii) JPMP Capital Corp. (“JPMP Capital”, and together with JPMP BHCA, the Global Funds, JPMP MFM and JPMP Global, the “Reporting Persons”), the general partner of JPMP MFM and JPMP Global.  Each of JPMP Global and JPMP Capital may be deemed, pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to beneficially own the shares held by the Global Funds.  Each of JPMP MFM and JPMP Capital may be deemed, pursuant to Rule 13d-3 under the Exchange Act to beneficially own the shares held by the JPMP BHCA. The amount shown represents the beneficial ownership of the Issuer’s Ordinary Shares held by the Reporting Persons as a group. Each of the Reporting Persons used to beneficially own Class A common shares, par value $0.01 per share of Warner Chilcott Limited.  On August 14, 2009, the Supreme Court of Bermuda sanctioned the scheme of arrangement between Warner Chilcott Limited and its shareholders, the purpose of which was to effect a transaction pursuant to which each shareholder of Warner Chilcott Limited Class A common shares, par value $0.01 per share, received ordinary shares, par value $0.01 per share, of Warner Chilcott plc on a one-for-one basis.  Effective August 20, 2009, the Reporting Person beneficially owns ordinary shares, par value $0.01 per share of Warner Chilcott plc instead of Class A Common Shares, par value $0.01 per share of Warner Chilcott Limited.

JPMP BHCA/Warner Chilcott plc - Exhibit 99.1

Name and Address of Reporting Person(1)	Designated Reporter(1)	Date of Event Requiring Statement	Issuer Name, Ticker or Trading Symbol	Title and Amount of Security	Title of Derivative Securities and Title and Amount of Securities Underlying Derivative Securities	Ownership Form: Direct (D) or Indirect (I)	Nature of Indirect Beneficial Ownership	Disclaims Pecuniary Interest
J.P. Morgan Partners Global Investors, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	November 25, 2009	Warner Chilcott Public Limited Company (“WCRX”)	See Table I Row 10	Not Applicable	D	Not Applicable
J.P. Morgan Partners Global Investors A, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	November 25, 2009	Warner Chilcott Public Limited Company (“WCRX”)	See Table I Row 9	Not Applicable	D	Not Applicable
J.P. Morgan Partners Global Investors (Cayman), L.P. c/o Walkers SPV Limited PO Box 908 GT, Walker House George Town, Grand Cayman Cayman Islands	J.P. Morgan Partners (BHCA), L.P.	November 25, 2009	Warner Chilcott Public Limited Company (“WCRX”)	See Table I Row 8	Not Applicable	D	Not Applicable
J.P. Morgan Partners Global Investors (Cayman) II, L.P. c/o Walkers SPV Limited PO Box 908 GT, Walker House George Town, Grand Cayman Cayman Islands	J.P. Morgan Partners (BHCA), L.P.	November 25, 2009	Warner Chilcott Public Limited Company (“WCRX”)	See Table I Row 7	Not Applicable	D	Not Applicable
J.P. Morgan Partners Global Investors (Cayman) III L.P. c/o Walkers SPV Limited PO Box 908 GT, Walker House George Town, Grand Cayman Cayman Islands	J.P. Morgan Partners (BHCA), L.P.	November 25, 2009	Warner Chilcott Public Limited Company (“WCRX”)	See Table I Row 6	Not Applicable	D	Not Applicable
J.P. Morgan Partners Global Investors (Selldown), L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	November 25, 2009	Warner Chilcott Public Limited Company (“WCRX”)	See Table I Row 5	Not Applicable	D	Not Applicable
J.P. Morgan Partners Global Investors (Cayman/Selldown) III, L.P. c/o Walkers SPV Limited PO Box 908 GT, Walker House George Town, Grand Cayman Cayman Islands	J.P. Morgan Partners (BHCA), L.P.	November 25, 2009	Warner Chilcott Public Limited Company (“WCRX”)	See Table I Row 4	Not Applicable	D	Not Applicable
J.P. Morgan Partners Global Investors (Selldown) II-A, L.P. c/o Walkers SPV Limited PO Box 908 GT, Walker House George Town, Grand Cayman Cayman Islands	J.P. Morgan Partners (BHCA), L.P.	November 25, 2009	Warner Chilcott Public Limited Company (“WCRX”)	See Table I Row 3	Not Applicable	D	Not Applicable

J.P. Morgan Partners (BHCA) L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	November 25, 2009	Warner Chilcott Public Limited Company (“WCRX”)	See Table I Row 2	Not Applicable	D	Not Applicable
JPMP Master Fund Manager, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, NY 10017	J.P. Morgan Partners (BHCA), L.P.	November 25, 2009	Warner Chilcott Public Limited Company (“WCRX”)	See Table I Row 2	Not Applicable	I	See Explanatory Note 1 below	No
JPMP Global Investors, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	November 25, 2009	Warner Chilcott Public Limited Company (“WCRX”)	See Table I Rows 3-10	Not Applicable	I	See Explanatory Note 2 below	No
JPMP Capital Corp. c/o J.P. Morgan Partners, LLC 270 Park Avenue New York, NY 10017	J.P. Morgan Partners (BHCA), L.P.	November 25, 2009	Warner Chilcott Public Limited Company (“WCRX”)	See Table I Row 1	Not Applicable	I	See Explanatory Note 3 below	No

Explanatory Note:

(1) The amount shown in Table I in row 2 represents the beneficial ownership of the Issuer’s securities held by JPMP BHCA, a portion of which may be attributable to JPMP MFM because it is the sole general partner of JPMP BHCA.  The actual pro rata portion of such beneficial ownership that may be attributable to JPMP MFM is not readily determinable because it is subject to several variables, including the internal rate of return and vesting interest within JPMP BHCA.  JPMP MFM disclaims such beneficial ownership except to the extent of its pecuniary interest.

(2) The amount shown in Table I in row 3 through 10 represents the beneficial ownership of the Issuer’s securities held by the Global Funds, a portion of which may be attributable to JPMP Global because it is the sole general partner of the Global Funds.  The actual pro rata portion of such beneficial ownership that may be attributable to JPMP Global is not readily determinable because it is subject to several variables, including the internal rate of return and vesting interest within the Global Funds.  JPMP Global disclaims beneficial ownership except to the extent of its pecuniary interest.

(3) The amount shown in Table I in row 1 represents the beneficial ownership of the Issuer’s securities held by the Reporting Persons, a portion of which may be attributable to JPMP Capital because it is the sole general partner of JPMP MFM and JPMP Global.  The actual pro rata portion of such beneficial ownership that may be attributable to JPMP Capital is not readily determinable because it is subject to several variables, including the internal rate of return and vesting interest within the JPMP BHCA and the Global Funds.  JPMP Capital disclaims such beneficial ownership except to the extent of its pecuniary interest.

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